                                                                      Exhibit 21

                         MAGELLAN HEALTH SERVICES, INC.
                                  SUBSIDIARIES
                               September 30, 1998

The following corporations are all of the direct or indirect subsidiary corporations of Magellan Health Services, Inc., a Delaware corporation. Magellan Health Services, Inc. directly or indirectly owns all of the outstanding voting securities of such subsidiaries except where noted.



Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
Allied Specialty Care Services, Inc.                                                     Florida

Care Management Resources, Inc.(1)                                                         Florida

Charter Advantage, LLC                                                                   Delaware

         Subsidiaries:

         Charter Call Center, Inc.                                                       Delaware

         Charter Call Center of Texas, Inc.                                              Delaware

         Charter Managed Care Services, LLC                                              Delaware

Charter Behavioral Corporation                                                           Delaware

         Subsidiary:

         Charter System, LLC                                                             Delaware

Green Spring Health Services, Inc.                                                       Delaware

         Subsidiaries:

         Advantage Behavioral Systems, Inc.                                              Pennsylvania

                  Subsidiary:

                  Resource Day Treatment Center                                          Pennsylvania

         AdvoCare of Tennessee, Inc.                                                     Tennessee

                  Subsidiary:

                  Premier Holdings, Inc.                                                 Tennessee

                           Subsidiary:

                           Premier Behavioral Systems of Tennessee, LLC(2)               Tennessee

         Ceres Behavioral Healthcare System, LLC(3)                                      Oregon

         Green Spring Canadian Holding, Inc.                                             Delaware

----------------------------------

     (1)  85% owned by Magellan Health Services, Inc.

     (2)  approximately 50% owned by Premier Holdings, Inc.

     (3)  95% owned by Green Spring Health Services, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:

                  Subsidiary:

                  Green Spring Health Services of Canada Co.(4)                          Nova Scotia

         Green Spring Health Services of Michigan, Inc.                                  Michigan

         Green Spring of Pennsylvania, Inc.                                              Pennsylvania

         Group Practice Affiliates, Inc.                                                 Delaware

                  Subsidiaries:

                  GMV, LLC(5)                                                            Virginia

                  Capital Area PsySystems, Inc.(6)                                       Texas

                           Subsidiaries:

                           Capital Area Psych Services                                   Texas

                           Integrated Mental Health, LLC(7)                              Texas

                                    Subsidiary:

                                    Integrated Mental Health                             Texas

                  GPA Arizona, Inc.                                                      Arizona

                  GPA Pennsylvania, Inc.                                                 Pennsylvania

                  Integrated Behavioral Care, Inc.(8)                                    Virginia

                  Novapsy Clinic, LLC(9)                                                 Virginia

                  Pacific Behavioral Management, LLC(10)                                 California

         Managed Care Services Mainstay of Central Pennsylvania, Inc.                    Pennsylvania

         Maryland Health Partners, LLC(11)                                               Maryland

         Maschhoff, Barr & Associates, Inc.                                              Washington

         Vista Behavioral Health Plans, Inc.                                             California

----------------------------------

     (4)  80% owned by Green Spring Canadian Holding, Inc.

     (5)  50% owned by Group Practice Affiliates, Inc.

     (6)  50% owned by Group Practice Affiliates, Inc.

     (7)  50% owned by Capital Area PsySystems, Inc.

     (8)  50% owned by Group Practice Affiliates, Inc.

     (9)  50% owned by Group Practice Affiliates, Inc.

     (10) 70% owned by Group Practice Affiliates, Inc.

     (11) 50% owned by Green Spring Health Services, Inc.; 50% owned by CMG Health, Inc., a direct subsidiary of Merit Behavioral Care Corporation.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
Human Affairs International, Incorporated                                                Utah

         Subsidiaries:

         Behavioral Healthcare Solutions, Inc.                                           Delaware

         Human Affairs of Alaska, Inc.                                                   Alaska

         Human Affairs Global Services, Inc.                                             Delaware

         Human Affairs International of California                                       California

         Human Affairs International IPA, Inc.                                           New York

         Human Affairs International of Pennsylvania, Inc.                               Pennsylvania

         Human Affairs International of Texas, Inc.                                      Texas

Magellan Behavioral Health, Inc.                                                         Delaware

Magellan Capital, Inc.                                                                   Delaware

Magellan CBHS Holdings, Inc.                                                             Delaware

         Subsidiaries:

         Behavioral Health Systems of Indiana, Inc.                                      Indiana

                  Subsidiaries:

                  The Charter Arbor Indy Behavioral Health System,                       Delaware
                  LLC(12)

                  The Charter Behavioral Health System of Evansville,                    Delaware
                  LLC(13)

                  The Charter Behavioral Health System of Michigan                       Delaware
                  City, LLC(14)

                  The Charter Behavioral Health System of Northwest                      Delaware
                  Indiana, LLC(15)

         Blue Grass Physician Management Services, Inc.                                  Kentucky

         C.A.C.O. Services, Inc.                                                         Ohio

         CCM, Inc.(16)                                                                   Nevada

         Charter Alvarado Behavioral Health System, Inc.                                 California

----------------------------------
     (12) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.

     (13) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.

     (14) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.

     (15) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.

     (16) 50% owned by Magellan CBHS Holdings, Inc.; 50% owned by CMCI, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Charter Asheville Behavioral Health System, Inc.                                North Carolina

         Charter Bay Harbor Behavioral Health System, Inc.                               Florida

         Charter Behavioral Health System of Athens, Inc.                                Georgia

                  Subsidiary:

                  Charter Behavioral Health System of Northern                           California
                  California, Inc.

         Charter Behavioral Health System of Baywood, Inc.                               Texas

         Charter Behavioral Health System of Bradenton, Inc.                             Florida

                  Subsidiary:

                  Charter Behavioral Health System at Manatee                            Florida
                  Adolescent Treatment Services, Inc.

         Charter Behavioral Health System of Central Georgia, Inc.                       Georgia

         Charter Behavioral Health System of Central Virginia, Inc.                      Virginia

                  Subsidiary:

                  Mental Healthsource, L.L.C.(17)

         Charter Behavioral Health System of Charleston, Inc.                            South Carolina

         Charter Behavioral Health System of Charlottesville, Inc.                       Virginia

         Charter Behavioral Health System of Chicago, Inc.                               Illinois

         Charter Behavioral Health System of Chula Vista, Inc.                           California

         Charter Behavioral Health System of Columbia, Inc.                              Missouri

         Charter Behavioral Health System of Corpus Christi, Inc.                        Texas

         Charter Behavioral Health System of Dallas, Inc.                                Texas

         Charter Behavioral Health System of Delmarva, Inc.                              Maryland

         Charter Behavioral Health System at Fair Oaks, Inc.                             New Jersey

         Charter Behavioral Health System of Fort Worth, Inc.                            Texas

         Charter Behavioral Health System at Hidden Brook, Inc.                          Maryland

         Charter Behavioral Health System of Jackson, Inc.                               Mississippi

         Charter Behavioral Health System of Jacksonville, Inc.                          Florida

         Charter Behavioral Health System of Kansas City, Inc.                           Kansas

----------------------------------

     (17) 50% owned by Charter Behavioral Health System of Central Virginia,
          Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Charter Behavioral Health System of Lafayette, Inc.                             Louisiana

                  Subsidiary:

                  The Charter Cypress Behavioral Health System, L.L.C.(18)               Tennessee

         Charter Behavioral Health System of Lake Charles, Inc.                          Louisiana

         Charter Behavioral Health System at Los Altos, Inc.                             California

         Charter Behavioral Health System of Massachusetts, Inc.                         Massachusetts

                  Subsidiary:

                  Westwood/Pembroke Health System Limited                                Massachusetts
                  Partnership(19)

         Charter Behavioral Health System of Mississippi, Inc.                           Mississippi

         Charter Behavioral Health System of Nashua, Inc.                                New Hampshire

         Charter Behavioral Health System of Nevada, Inc.                                Nevada

         Charter Behavioral Health System of New Mexico, Inc.                            New Mexico

                  Subsidiary:

                  The Charter Heights Behavioral Health System Limited                   Delaware
                  Partnership(20)

         Charter Behavioral Health System of Northwest Arkansas, Inc.                    Arkansas

         Charter Behavioral Health System of Paducah, Inc.                               Kentucky

         Charter Behavioral Health System at Potomac Ridge, Inc.                         Maryland

         Charter Behavioral Health of Puerto Rico, Inc.                                  Georgia

         Charter Behavioral Health System of San Jose, Inc.                              California

         Charter Behavioral Health System of Texarkana, Inc.                             Arkansas

         Charter Behavioral Health System of Toledo, Inc.                                Ohio

         Charter Behavioral Health System of Tucson, Inc.                                Arizona

         Charter Behavioral Health System of Visalia, Inc.                               California

         Charter Behavioral Health System of Waverly, Inc.                               Minnesota

         Charter Behavioral Health System of Winston-Salem, Inc.                         North Carolina

         Charter Behavioral Health System of Yorba Linda, Inc.                           California


----------------------------------
     (18) 50% owned by Charter Behavioral Health System of Lafayette, Inc.

     (19) 95% owned by Charter Behavioral Health System of Massachusetts, Inc.

     (20) 67% owned by Charter Behavioral Health System of New Mexico, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Charter Behavioral Health Systems, LLC(21)                                      Delaware

         Charter-By-The-Sea Behavioral Health System, Inc.                               Georgia

         Charter Canyon Behavioral Health System, Inc.                                   Utah

         Charter Canyon Springs Behavioral Health System, Inc.                           California

         Charter Centennial Peaks Behavioral Health System, Inc.                         Colorado

         Charter Community Hospital, Inc.                                                California

         Charter Cove Forge Behavioral Health System, Inc.                               Pennsylvania

         Charter Fairmount Behavioral Health System, Inc.                                Pennsylvania

         Charter Fenwick Hall Behavioral Health System, Inc.                             South Carolina

         Charter Financial Offices, Inc.                                                 Georgia

         Charter Forest Behavioral Health System, Inc.                                   Louisiana

         Charter Grapevine Behavioral Health System, Inc.                                Texas

                  Subsidiary:

                  Metroplex Behavioral Healthcare Services, Inc.                         Texas

         Charter Greensboro Behavioral Health System, Inc.                               North Carolina

         Charter Hospital of Columbus, Inc.                                              Ohio

         Charter Hospital of Mobile, Inc.                                                Alabama

         Charter Hospital of Santa Teresa, Inc.                                          New Mexico

         Charter Hospital of St. Louis, Inc.                                             Missouri

         Charter Hospital of Torrance, Inc.                                              California

         Charter Indiana BHS Holding, Inc.                                               Indiana

                  Subsidiaries:

                  The Charter Arbor Indy Behavioral Health System,                       Delaware
                  LLC(22)

                  The Charter Behavioral Health System of Evansville,                    Delaware
                  LLC(23)

----------------------------------
     (21) 50% owned by Magellan CBHS Holdings, Inc.; subsidiaries of Charter Behavioral Health Systems, LLC are not reflected on this list

     (22) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.

     (23) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                  The Charter Behavioral Health System of Michigan                       Delaware
                  City, LLC(24)

                  The Charter Behavioral Health System of Northwest                      Delaware
                  Indiana, LLC(25)

         Charter Lakehurst Behavioral Health System, Inc.                                New Jersey

         Charter Lakeside Behavioral Health System, Inc.                                 Tennessee

                  Subsidiary:

                  Charter Lakeside Behavioral Health Network, Inc.                       Tennessee

         Charter Laurel Heights Behavioral Health System, Inc.                           Georgia

         Charter Linden Oaks Behavioral Health System, Inc.                              Illinois

                  Subsidiary:

                  Naperville Psychiatric Ventures (26)                                   Illinois

         Charter Little Rock Behavioral Health System, Inc.                              Arkansas

         Charter Louisiana Behavioral Health System, Inc.                                Louisiana

         Charter Louisville Behavioral Health System, Inc.                               Kentucky

         Charter Meadows Behavioral Health System, Inc.                                  Maryland

         Charter Medical (Cayman Islands) Ltd.                                           Cayman Islands

         Charter Medical - Clayton County, Inc.                                          Georgia

         Charter Medical - Cleveland, Inc.                                               Texas

         Charter Medical of East Valley, Inc.                                            Arizona

         Charter Medical International, Inc.                                             Cayman Islands

         Charter Medical International, S.A., Inc.                                       Nevada

                  Subsidiaries:

                  Charter Medical of England Limited                                     United Kingdom

                  Societe Anonyme De La Metairie                                         Switzerland

         Charter Medical International Services, Inc.                                    Cayman Islands

         Charter Medical Leasing Limited                                                 United Kingdom

         Charter Medical - Long Beach, Inc.                                              California

----------------------------------
     (24) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.

     (25) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.

     (26) 75% owned by Charter Linden Oaks Behavioral Health System, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Charter Medical - New York, Inc.                                                New York

         Charter Medical of North Phoenix, Inc.                                          Arizona

         Charter Medical of Puerto Rico, Inc.                                            Commonwealth of
                                                                                         Puerto Rico

         Charter Milwaukee Behavioral Health System, Inc.                                Wisconsin

         Charter Mission Viejo Behavioral Health System, Inc.                            California

         Charter MOB of Charlottesville, Inc.                                            Virginia

         Charter North Behavioral Health System, Inc.                                    Alaska

         Charter North Counseling Center, Inc.                                           Alaska

         Charter North Star Behavioral Health System, L.L.C.(27)                         Tennessee

         Charter Northridge Behavioral Health System, Inc.                               North Carolina

                  Subsidiary:

                  Holly Hill/Charter Behavioral Health System, L.L.C.(28)                Tennessee

         Charter Oak Behavioral Health System, Inc.                                      California

         Charter Palms Behavioral Health System, Inc.                                    Texas

         Charter Park Hospital Limited                                                   United Kingdom

         Charter Peachford Behavioral Health System, Inc.                                Georgia

         Charter Pines Behavioral Health System, Inc.                                    North Carolina

         Charter Plains Behavioral Health System, Inc.                                   Texas

         Charter - Provo School, Inc.                                                    Utah

         Charter Real Behavioral Health System, Inc.                                     Texas

         Charter Ridge Behavioral Health System, Inc.                                    Kentucky

         Charter Rivers Behavioral Health System, Inc.                                   South Carolina

         Charter Rockford Behavioral Health System, Inc.                                 Delaware

         Charter San Diego Behavioral Health System, Inc.                                California

         Charter Sioux Falls Behavioral Health System, Inc.                              South Dakota

         Charter Springs Behavioral Health System, Inc.                                  Florida

         Charter Springwood Behavioral Health System, Inc.                               Virginia

----------------------------------
    (27)  57% owned by Magellan CBHS Holdings, Inc.

    (28)  50% owned by Charter Northridge Behavioral Health System, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:

         Charter Suburban Hospital of Mesquite, Inc.                                     Texas

         Charter Talbott Behavioral Health System, Inc.                                  Georgia

                  Subsidiary:

                  Charter Behavioral Health System of Savannah, Inc.                     Georgia

         Charter Thousand Oaks Behavioral Health System, Inc.                            California

         Charter Westbrook Behavioral Health System, Inc.                                Virginia

                  Subsidiary:

                  CPS Associates, Inc.                                                   Virginia

         Charter White Oak Behavioral Health System, Inc.                                Maryland

         Charter Wichita Behavioral Health System, Inc.                                  Kansas

         Charter Woods Behavioral Health System, Inc.                                    Alabama

         Desert Springs Hospital, Inc.                                                   Nevada

                  Subsidiaries:

                  CMCI, Inc.                                                             Nevada

                           Subsidiary:

                           CCM, Inc.(29)                                                 Nevada

                  CMFC, Inc.                                                             Nevada

         Employee Assistance Services, Inc.                                              Georgia

         Florida Health Facilities, Inc.                                                 Florida

         Golden Isle Assurance Company Ltd.                                              Bermuda

         NEPA - Massachusetts, Inc.                                                      Massachusetts

         NEPA - New Hampshire, Inc.                                                      New Hampshire

         New Allied, Inc.                                                                Florida

         Pacific - Charter Medical, Inc.                                                 California

                  Subsidiary:

                  Charter Behavioral Health System of the Inland Empire,                 California
                  Inc.

         Plymouth Insurance Company, Ltd.                                                Bermuda

         Sistemas De Terapia Respiratoria S.A., Inc.                                     Georgia

----------------------------------
     (29) 50% owned by CMCI, Inc.; 50% owned by Magellan CBHS Holdings, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Strategic Advantage, Inc.                                                       Minnesota

         Western Behavioral Systems, Inc.                                                California

Magellan Executive Corporation                                                           Delaware

Magellan Public Solutions, Inc.                                                          Delaware

         Subsidiaries:

         KidsCareNet of Milwaukee, LLC(30)                                               Wisconsin

         Magellan Public Network, Inc.                                                   Delaware

                  Subsidiaries:

                  Correctional Behavioral Solutions, Inc.                                Delaware

                           Subsidiaries:

                           Correctional Behavioral Solutions of Indiana, Inc.            Indiana

                           Correctional Behavioral Solutions of New Jersey,              New Jersey
                           Inc.

                           Correctional Behavioral Solutions of Ohio, Inc.               Ohio

                  National Mentor, Inc.                                                  Delaware

                           Subsidiaries:

                           Center for Comprehensive Services, Inc.                       Illinois

                           First Step Independent Living Program, Inc.                   California

                           Horrigan Cole Enterprises, Inc.                               California

                           Illinois Mentor, Inc.                                         Illinois

                                    Subsidiary:

                                    Rehabilitation Achievement Center, Inc.              Illinois

                           Massachusetts Mentor, Inc.                                    Massachusetts

                           National Mentor Healthcare, Inc.                              Massachusetts

                                    Subsidiaries:

                                    Carolina Behavioral Services, LLC                    Delaware

                                    Loyd's Liberty Homes, Inc.                           California

                           Ohio Mentor, Inc.                                             Ohio

                           South Carolina Mentor, Inc.                                   South Carolina

----------------------------------
     (30) 70% owned by Magellan Public Solutions, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
         Magellan Public Solutions of Ohio, Inc.                                         Ohio

         Solutions For Care, Inc.                                                        Delaware

Magellan Specialty Medical Care Holdings, Inc.                                           Delaware

         Subsidiaries:

         CAI Holdings, Inc.                                                              Delaware

                  Subsidiary:

                  CAI Merger Corporation                                                 Delaware

MBCH, Inc.                                                                               Delaware

         Subsidiary:

         Merit Behavioral Care Corporation                                               Delaware

                  Subsidiaries:

                  American Biodyne, Inc.                                                 Delaware

                           Subsidiaries:

                           AGCA Acquisition Corporation-New York                         Delaware

                           AGCA, Inc.                                                    Pennsylvania

                                    Subsidiaries:

                                    AGCA Headquarters Limited                            Pennsylvania
                                    Partnership(31)

                                    AGCA New York, Inc.                                  New York

                                            Subsidiaries:

                                            Achievement and Guidance                     New York
                                            Centers of New York, Inc.

                                            AGCA IPA of New York, Inc.                   New York

                                            AGCA/Better Health Plan, Inc.                New York

                                            AGCA/Chubb Health Plan, Inc.                 New York

                                            MBC Behavioral Care of New                   New York
                                            York, Inc., a New York
                                            Independent Practice Association

                                            MBC Behavioral Health Services               New York
                                            of New York, Inc., a New York
                                            Independent Practice Association


----------------------------------
     (31) 15% owned by AGCA, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                                            MBC Health Care of New York,                 New York
                                            Inc., a New York Independent
                                            Practice Association

                                            MBC Health Services of New                   New York
                                            York, Inc., a New York
                                            Independent Practice Association

                                            MBC of New York, Inc., a New                 New York
                                            York Independent Practice
                                            Association

                                            MBC Providers of New York, Inc.,             New York
                                            a New York Independent Practice
                                            Association

                                            U.S. IPA Providers, Inc.                     New York

                                    Quality Healthcare Solutions, Inc.                   Pennsylvania

                                            Subsidiary:

                                            AGCA/Net Recovery Systems(32)                Pennsylvania

                           Alliance Health Systems, Inc.(33)                             Indiana

                           Arizona Biodyne, Inc.                                         Arizona

                           California Biodyne Health Services, Inc.                      California

                           Colorado Biodyne, Inc.                                        Colorado

                           Hawaii Biodyne, Inc.                                          Hawaii

                           Indiana Biodyne, Inc.                                         Indiana

                           Louisiana Biodyne, Inc.                                       Louisiana

                           Maine Biodyne, Inc.                                           Maine

                           MBC Federal Programs, Inc.                                    Delaware

                           MBC of New Mexico, Inc.                                       New Mexico

                           Merit Behavioral Care of Florida, Inc.                        Florida

                           Merit Behavioral Care of Illinois, Inc.                       Illinois

                           Merit Behavioral Care of Massachusetts, Inc.                  Massachusetts

                           Merit Behavioral Care of Montana, Inc.                        Montana

                           Merit Behavioral Care of Pennsylvania, Inc.                   Pennsylvania


----------------------------------
     (32) 50% owned by Quality Healthcare Solutions, Inc.

     (33) 80% owned by American Biodyne, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                           Merit Behavioral Care of Texas, Inc.                          Texas

                           Michigan Biodyne, Inc.                                        Michigan

                           Nevada Biodyne, Inc.                                          Nevada

                           Ohio Biodyne, Inc.                                            Ohio

                           Tennessee Biodyne, Inc.                                       Tennessee

                           Vermont Biodyne, Inc.                                         Vermont

                  BCOV-GP, Inc.(34)                                                      Delaware

                  Benesys, Inc.                                                          Delaware

                  CMG Health, Inc.                                                       Maryland

                           Subsidiaries:

                           ARD Properties, Inc.                                          Delaware

                           Choice Behavioral Health Partnership(35)                      Virginia

                           CMG Behavioral Health of California, Inc.                     California

                           CMG Behavioral Healthcare of New York, Inc.                   New York

                           CMG Choice Independent Practice Association                   New York
                           of New York, Inc.

                           CMG Health of New York, Inc.                                  New York

                           CMG Independent Practice Association of New                   New York
                           York, Inc.

                           CMG Plus Independent Practice Association of                  New York
                           New York, Inc.

                           Group Practice Management, Inc.                               Maryland

                           Inpsych, Inc.                                                 Maryland

                           Inpsych Kentucky, Inc.                                        Kentucky

                           Inpsych Midwest, Inc.                                         Missouri

                           Maryland Health Partners, LLC(36)                             Maryland

                           Montana Community Partners, Inc.(37)                          Montana

----------------------------------
     (34) 50% owned by Merit Behavioral Care Corporation

     (35) 50% owned by CMG Health, Inc.

     (36) 50% owned by CMG Health, Inc.; 50% owned by Green Spring Health Services, Inc.

     (37) 55% owned by CMG Health, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                  Continuum Behavioral Care, LLC(38)                                     Rhode Island

                  Continuum Behavioral Healthcare Corporation                            Delaware

                           Subsidiary:

                           Spectrum-Continuum Management Services of                     Delaware
                           New York, LLC(39)

                                    Subsidiary:

                                    Spectrum-Continuum IPA Providers of                  Delaware
                                    New York, LLC

                  EMHC-MBC of New York, LLC(40)                                          New York

                           EMHC/MBC IPA Providers of New York, LLC(41)                   New York

                           EMHC-MBC Services of New York, LLC(42)                        New York

                  Group Plan Clinic, Inc.                                                Texas

                  MBC Health Providers of Texas, Inc.                                    Texas

                  MBC of America, Inc.                                                   Delaware

                           Subsidiaries:

                           EMHC/MBC IPA Providers of New York, LLC(43)                   New York

                           EMHC-MBC Services of New York, LLC(44)                        New York

                           Empire Community Delivery Systems, LLC(45)                    New York

                           MBC Management Services of New York, LLC(46)                  New York

                           MBC of Nebraska, L.L.C.(47)                                   Nebraska

                           MBC of Tennessee, Inc.                                        Tennessee


----------------------------------

     (38) 50% owned by Merit Behavioral Care Corporation

     (39) 50% owned by Continuum Behavioral Healthcare Corporation

     (40) 79.8% owned by Merit Behavioral Care Corporation

     (41) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America,
          Inc.

     (42) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America,
          Inc.

     (43) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York,
          LLC

     (44) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York,
          LLC

     (45) 16.667% owned by MBC of America, Inc.

     (46) 80.2 % owned by MBC of America, Inc.

     (47) 50% owned by MBC of America, Inc.


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                           MBC of Tennessee, LLC(48)                                     Tennessee

                           MBC/IPA Providers of New York, LLC(49)                        New York

                           Royal Health Care, LLC(50)                                    New York

                  MBC of North Carolina, LLC                                             North Carolina

                  MBC of Tennessee, LLC(51)                                              Tennessee

                  MBC Washington Systems, Inc.                                           Washington

                           Subsidiary:

                           Community Sector Systems, Inc.(52)                            Washington

                  Merit Behavioral Care Corporation of Iowa                              Iowa

                  Merit Behavioral Care of Colorado, Inc.                                Colorado

                  Merit Behavioral Care of Georgia, Inc.                                 Georgia

                  Merit Behavioral Care Systems Corporation                              Ohio

                           Subsidiaries:

                           INROADS Behavioral Health Services of Texas,                  Texas
                           L.P.(53)

                           MBCS of Florida, Inc.                                         Florida

                           MBCS of North Carolina, Inc.                                  North Carolina

                           Merit INROADS Behavioral Health Services of                   Illinois
                           Illinois, LLC(54)

                  Merit Health Insurance Company                                         Illinois

                           Subsidiary:

                           Orion Life Insurance Company                                  Delaware

                  Merit Holdings Corp.                                                   Delaware

----------------------------------

     (48) MBC of America, Inc and Merit Behavioral Care Corporation serve as sole members

     (49) 80.2% owned by MBC of America, Inc.

     (50) 50% owned by MBC of America, Inc.

     (51) Merit Behavioral Care Corporation and MBC of America, Inc. serve as sole members

     (52) 19.9 % owned by MBC Washington Systems, Inc.

     (53) 1% owned by Merit Behavioral Care Systems Corporation; 99% owned by Merit INROADS Behavioral Health Services, LLC

     (54) 1% owned by Merit Behavioral Care Systems Corporation; 99% owned by Merit INROADS Behavioral Health Services, LLC


Name of Corporation:                                                                     State/Jurisdiction of
                                                                                         Incorporation:
                           Subsidiaries:

                           MBC National Service Corporation                              Delaware

                           MBC of Louisiana, Inc.                                        Louisiana

                           Merit Behavioral Care of Arkansas, Inc.                       Arkansas

                           Merit Behavioral Care of Maryland, Inc.                       Maryland

                           Merit INROADS Behavioral Health Services,                     Delaware
                           LLC(55)

                                    Subsidiaries:

                                    Merit INROADS Behavioral Health                      Illinois
                                    Services of Illinois, LLC(56)

                                    INROADS Behavioral Health Services of                Texas
                                    Texas, L.P.(57)

                           MeritChoice, Inc.(58)                                         Delaware

                           MeritChoice, Ltd.(59)                                         Pennsylvania

                           ProPsych, Inc.                                                Florida

                  PPC Group, Inc.                                                        Delaware

                           Subsidiaries:

                           Merit Behavioral Care of California, Inc.                     Missouri

                           P.P.C., Inc.                                                  Missouri

                                    Subsidiary:

                                    Personal Performance Consultants of New              New York
                                    York, Inc.


----------------------------------
     (55) 99% owned by Merit Holdings Corp.; 1% owned by Merit Behavioral Care of Illinois, Inc.

     (56) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation

     (57) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation

     (58) 50% owned by Merit Holdings Corp.

     (59) 50% owned by Merit Holdings Corp.


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